Exhibit 10.37

: Aramco Services Company	: Tel: 713 432 4000
: Contracting Division	: Fax: 713 432 5409
: PO Box 1454 77210-1454	: www.aramcoservices.com
: 9009 West Loop South 77096	:
: Houston, TX	:

September 8, 2005
U.S CONTRACT NO. 6400711368/05
Tom Anderson, CEO
Novint Technologies, Inc.
4109 Bryan Ave. NW
Albuquerque, NM 87114
Gentlemen:
Attached are duplicate originals of the subject contract action, which have been signed by Aramco Services Company (ASC).
Please sign both originals, retain a copy for your files, and return our copy to the appropriate address:

By mail:	By courier:

Aramco Services Company	Aramco Services Company
Contracting Division, MS-982	Contracting Division, MS-982
Attn: N. Jane Depew	Attn: N. Jane Depew
P. O. Box 1454	9009 West Loop South
Houston, Texas 77251-1454	Houston, Texas 77096-1799
Please note that payments cannot be made against this contract action until ASC receives a fully executed copy from you. Therefore, if you wish to be paid promptly, you must ensure that the ASC copy is signed and returned as indicated. Also please ensure that the invoices are sent to the invoicing address shown in the agreement. Failure to do so will delay processing of your invoice.
As the ASC Contract Representative handling this action, my phone number is 713/432-4144, if you have any questions.

Sincerely,

/s/ N. Jane Depew
N. Jane Depew
Contract Representative
Operations Procurement Unit
Attachment

CONTRACT NO. 6400711368/00
AMENDMENT NO. 05
It is hereby agreed that Contract No. 6400711368/00 dated April 10, 2001, as amended, between ARAMCO SERVICES COMPANY (“ASC”) and NOVINT TECHNOLOGIES, INC. (“NOVINT” OR “CONTRACTOR”), be further amended as follows:
1.	The period of performance is hereby extended for one additional year, to cover the period from January 2, 2005 to January 1, 2006.

2.	The following services shall be performed by NOVINT:
     Enhance event monitoring capabilities:
•	Display “delta” between current time-step and any previous time-step.

•	Enhance the “Gradient” event monitor rule to compute from arbitrary time.

•	Enhance monitored events to give more information when writing to log file.

•	Add “PChange” to compute the percent change in the reservoir property values.

•	Add reduction operations that only operate on the current step (min, max, average).

•	Modify “Message” function so that no user acknowledgment is required.
     Enable Haptic Device button operations:
•	Enable haptic device button to display the values of all variables loaded and x,y,z location coordinates when a cell is clicked.

•	Enable haptic device button to connect adjacent cells with the closest numerical values to the property of the clicked cell.

•	Enhance above item so that the engineer selects both a kick-off point and a deeper wellbore “base”.

•	Enhance above item so that multiple branches can be generated from the main branch, thus generating a complete MRC well track.

•	Enable haptic device button to trace a path entirely at the will of the engineer, who uses haptic button clicks to mark every segment in his track.

•	Write out the wellbore track created by any of these procedures as a text file so that it can be exported easily to other software.
     General enhancements:
•	Display of time/date in the status window.

•	Continue making improvements in dataset sizes/performance.

•	Add another 64-bit workstation to build a 4-cpu cluster.

DELIVERABLES
•	Updated version of the VNP2 software for 32-bit Windows.

•	Updated user manual detailing the new features.
3.	NOVINT shall be paid $75,000 for the above services upon receipt of invoice from NOVINT and confirmation of acceptance of the work by SAUDI ARAMCO.
This amendment shall be retroactive to January 2, 2005.
Except as modified hereinabove, all other terms and conditions of Contract No.6400711368/00, as amended, shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.		ARAMCO SERVICES COMPANY

By:	/s/ Tom Anderson	By:	/s/ Abdulaziz M. Al-Omaran

Abdulaziz M. Al-Omran

Title: CEO		Title: Manager, Technical Services

Date: 9/15/05		Date: 9/2/05

[ILLEGIBLE] 9/1/05